                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             -----------------------


                                   FORM 8-K/A


   Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) June 30, 1999


                           COMPOSITE SOLUTIONS, INC..
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           FLORIDA                    000-24551                65-0790758
----------------------------    ------------------------    -------------------
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)      (IRS EMPLOYER
      OF INCORPORATION)                                     IDENTIFICATION NO.)

                           7777 Fay Avenue, Suite 112
                           La Jolla, California 92037
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (619) 459-4843


This Form 8-K/A amends the Form 8-K filed on July 1, 1999 by Composite Solutions, Inc., a Florida corporation formerly known as JS Business Works, Inc.. The purpose of this amendment to Form 8-K is to provide financial statements and the pro forma financial information for Composite Solutions, Inc., a Nevada corporation, as required by Item 7 of Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Pursuant to the requirements of Regulation S-X 210.3.05(b), the following are audited financial statements of Composite Solutions, Inc., a Nevada corporation, for the period from inception (December 8, 1998) to June 30, 1999. The registrant acquired all of the outstanding capital stock of such entity on June 30 1999.

                          INDEX TO FINANCIAL STATEMENTS


Independent Auditors' Report................................................F-2

Balance Sheet...............................................................F-3

Statement of Operations.....................................................F-4

Statement of  Stockholders' Deficiency......................................F-5

Statement of Cash Flows.....................................................F-6

Notes to Financial Statement................................................F-7

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Composite Solutions, Inc.
(A Development Stage Enterprise)
La Jolla, California

We have audited the accompanying balance sheet of Composite Solutions, Inc., a development stage enterprise, as of June 30, 1999, and the related statements of operations, stockholders' deficiency and cash flows for the period from December 8, 1998 (Inception) to June 30, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Composite Solutions, Inc. as of June 30, 1999 and the results of its operations and its cash flows for the period from December 8, 1998 (Inception) to June 30, 1999, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 7 to the financial statements, the Company has experienced a loss since inception. The Company's financial position and operating results raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 7. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




                                                  Durland & Company, CPAs, P.A.
Palm Beach, Florida
August 13, 1999

                            COMPOSITE SOLUTIONS, INC.
                        (A Development Stage Enterprise)
                                  BALANCE SHEET
                                  June 30, 1999


                                     ASSETS
CURRENT ASSETS
  Cash                                                          $     279,693
  Advance - officer                                                     4,950
  Prepaid expenses                                                      6,761
                                                                -------------

          Total current assets                                        291,404
                                                                -------------

PROPERTY AND EQUIPMENT
     Computer equipment                                                 9,096
     Less: Accumulated depreciation                                      (530)
                                                                -------------

          Net property and equipment                                    8,566
                                                                -------------

INTANGIBLE ASSETS
     Technical licenses                                                46,774
     Fire test data - related party                                    13,979
     Software - related party                                         380,000
                                                                -------------

          Total intangible assets                                     440,753
                                                                -------------

Total Assets                                                    $     740,723
                                                                -------------
                                                                -------------

                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY
CURRENT LIABILITIES
  Accounts payable
     Trade                                                      $       8,086
     Officers                                                           4,397
     Related party                                                     10,664
  Accrued payroll and related liabilities                              25,828
  Advance due to parent company                                     1,017,825
                                                                -------------

          Total current liabilities                                 1,066,800
                                                                -------------

STOCKHOLDERS' DEFICIENCY
  Preferred stock, $0.001 par value, authorized 10,000,000
  shares, 0 issued and outstanding                                          0
  Common stock, $0.001 par value, authorized 50,000,000
       shares, 100,000 issued and outstanding                             100
  Deficit accumulated during the development stage                   (326,177)
                                                                -------------

          Total stockholders' deficiency                             (326,077)
                                                                -------------

Total Liabilities and Stockholders' Deficiency                 $      740,723
                                                                -------------
                                                                -------------



     The accompanying notes are an integral part of the financial statements

                            COMPOSITE SOLUTIONS, INC.
                        (A Development Stage Enterprise)
                             STATEMENT OF OPERATIONS
            Period from December 8, 1998 (Inception) to June 30, 1999


Revenues                                                         $           0
                                                                 -------------

Depreciation                                                               530
Consultant fees                                                         41,000
General and administrative expenses                                     96,224
Salaries - officers                                                    174,473
                                                                 -------------

   Total expenses                                                      312,227
                                                                 -------------

Loss from operations                                                  (312,227)
                                                                 -------------

Other income (expense)
     Interest income                                                     3,875
     Interest expense                                                  (17,825)
                                                                 -------------

     Total other income (expense)                                      (13,950)
                                                                 -------------

Net loss                                                         $    (326,177)
                                                                 -------------
                                                                 -------------

Net loss per weighted average share                              $       (3.26)
                                                                 -------------
                                                                 -------------

Weighted average number of shares                                      100,000
                                                                 -------------
                                                                 -------------


     The accompanying notes are an integral part of the financial statements

                            COMPOSITE SOLUTIONS, INC.
                        (A Development Stage Enterprise)
                      STATEMENT OF STOCKHOLDERS' DEFICIENCY
               Period from December 8, 1998 (Inception) to June 30, 1999



                                                                                              DEFICIT
                                                                                            ACCUMULATED
                                                                                             DURING THE       TOTAL
                                                                      NUMBER OF   COMMON    DEVELOPMENT   STOCKHOLDERS'
                                                                       SHARES      STOCK        STAGE       DEFICIENCY
                                                                     ---------   ---------  -----------   -------------
BEGINNING BALANCE, December 8, 1998 (Inception)                              0   $       0  $         0   $           0

December 1998 - Issuance of founder's shares - $0.001 per share        100,000         100            0             100

Net loss                                                                     0           0     (326,177)       (326,177)
                                                                     ---------   ---------  -----------   -------------

BALANCE, June 30, 1999                                                 100,000   $     100  $  (326,177)  $    (326,077)
                                                                     ---------   ---------  -----------   -------------



     The accompanying notes are an integral part of the financial statements

                            COMPOSITE SOLUTIONS, INC.
                        (A Development Stage Enterprise)
                             STATEMENT OF CASH FLOWS
          Period from December 8, 1998 (Inception) through June 30, 1999

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                                              $    (326,177)
  Adjustments to reconcile net loss to net cash used by development activities:
          Depreciation                                                                            530
          Accrued interest on note payable                                                     17,825
  Changes in assets and liabilities
          Increase in prepaid expense                                                          (6,761)
          Increase in accounts payable - trade                                                  8,086
          Increase in accounts payable - officers                                               4,397
          Increase in accounts payable - related party                                         10,664
          Increase in accrued payroll and related liabilities                                  25,828
                                                                                        -------------

Net cash used by operating activities                                                        (265,608)
                                                                                        -------------

CASH FLOWS FROM INVESTING ACTIVITIES :
  Purchase of property and equipment                                                           (9,096)
  Acquisition of intangible assets                                                           (440,753)
  Increase in advance - officer                                                                (4,950)
                                                                                        -------------

Net cash used by investing activities                                                        (454,799)
                                                                                        -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from issuance of common stock                                                          100
  Proceeds from note payable                                                                1,000,000
                                                                                        -------------

Net cash provided by financing activities                                                   1,000,100
                                                                                        -------------

Net increase in cash                                                                          279,693

CASH, beginning of period                                                                           0
                                                                                        -------------

CASH, end of period                                                                     $     279,693
                                                                                        -------------
                                                                                        -------------

SUPPLEMENTAL DISCLOSURES OF NON-CASH FINANCING ACTIVITIES:
  Note payable and interest paid by issuance of parent company's stock                  $   1,017,825
                                                                                        -------------
                                                                                        -------------


     The accompanying notes are an integral part of the financial statements

                            COMPOSITE SOLUTIONS, INC.
                        (A Development Stage Enterprise)
                          NOTES TO FINANCIAL STATEMENTS


(1) THE COMPANY Composite Solutions, Inc. (the Company) is a Nevada chartered development stage corporation which conducts business from its headquarters in La Jolla, California. The Company was incorporated on December 8, 1998.

         The Company has not yet engaged in its expected operations. The Company's future operations include plans to market unique, innovative and affordable high technology products and processes for utilization in key areas of existing and new construction. Current activities include raising additional capital and negotiating with potential key personnel and facilities. There is no assurance that any benefit will result from such activities. The Company will not receive any operating revenues until the commencement of operations, but will nevertheless continue to incur expenses until then.

         The following summarize the more significant accounting and reporting policies and practices of the Company:

         a) BASIS OF PRESENTATION On June 17, 1999, the Company entered into a Share Exchange Agreement with Composite Solutions, Inc., a Florida corporation, formerly known as JS Business Works, Inc. The business combination was closed on June 30, 1999 and is accounted for as a reverse merger and a reorganization of the Company. The foregoing financial statements do not reflect this reverse merger. The Company is now a wholly owned subsidiary of Composite Solutions, Inc., a Florida corporation formerly known as JS Business Works, Inc.

         b) USE OF ESTIMATES The financial statements have been prepared in conformity with generally accepted accounting principles. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the statements of financial condition and revenues and expenses for the year then ended. Actual results may differ significantly from those estimates.

         c) START-UP COSTS Costs of start-up activities, including organization costs, are expensed as incurred, in accordance with Statement of Position (SOP) 98-5.

         d) NET INCOME (LOSS) PER SHARE Basic is computed by dividing the net income (loss) by the weighted average number of common shares outstanding during the period.

         e) CONCENTRATION OF CREDIT RISK The Company maintains several cash accounts in one institution located in Southern California. The balances are insured by the Federal Deposit Insurance Corporation up to $100,000. At June 30, 1999, the Company's uninsured cash balances total $43,406. Management believes that the risk is limited because the institution is a large national institution with a strong financial position.

         f) PROPERTY AND EQUIPMENT All property and equipment are recorded at cost and depreciated over their estimated useful lives, using the straight-line method. Upon sale or retirement, the costs and related accumulated depreciation are eliminated from their respective accounts, and the resulting gain or loss is included in the results of operations. Repairs and maintenance charges, which do not increase the useful lives of the assets, are charged to operations as incurred.

         g) INTANGIBLE ASSETS Intangible assets are recorded at historical cost and amortized, beginning on the date the asset is placed in service, over the estimated useful life. The cost of software has been capitalized in accordance with Statements of Financial Accounting Standards (SFAS) 86, and will be amortized at the greater of the ratio to estimated future gross revenue or the straight-line method .

                            COMPOSITE SOLUTIONS, INC.
                        (A Development Stage Enterprise)
                          NOTES TO FINANCIAL STATEMENTS

(2)INTANGIBLE ASSETS In April 1999, the Company entered into a license agreement with the Regents of the University of California (UCSD) for a license under patent rights to make, use, sell, offer for sale, import licensed products, practice licensed methods, and use technology. A license fee of $40,000 was paid upon execution of the agreement. Under the terms of the agreement, the Company must pay to the licensor a royalty of 1.5% on net sales of the licensed products. The Company must also pay for one half of all past and future patent costs, which totaled $6,774 during the period ended June 30, 1999. Also, the Company is obligated to pay certain fees and royalties for any executed sub-license arrangements. As of June 30, 1999, there were no such arrangements.

         In January 1999, the Company acquired certain intangible assets from Trans-Science Corporation (TSC), a company under common control. Fire test data, concerning the overlay systems in the form of technical reports from an independent laboratory in New York performed prior to the Company's inception, was purchased from TSC, at their cost, for $13,979 in cash.

         Also, in January 1999, TSC sold, assigned and transferred all of its rights, title and interest to the Earthquake Retrofit Design Software to the Company for $330,000 in cash. This purchase price is an amount significantly less than the cost incurred by TSC. During the period ended June 30, 1999, TSC received cash payments totaling $50,000 from the Company for upgrade services on this software. The Company has budgeted for the continuance of these upgrades as deemed necessary.

         There was no amortization expense incurred during the period ended June 30, 1999, as these intangible assets have not yet been placed in service.

(3) ADVANCE DUE TO PARENT COMPANY In January 1999, the Company executed a promissory note with an unrelated third party, in the amount of $1,000,000. The note was drawn down in various amounts over a six-month period ending June 30, 1999. The note was payable on demand after July 1, 1999, and interest was accrued at the simple per annum rate of 6%. On June 30, 1999, the Company's parent repaid the note principal by issuing 200,000 shares of its common stock, valued at $5 per share. The note holder agreed to forgive accrued interest, which totaled $17,825 as of June 30, 1999. The balance owed to the Company's parent was $1,000,000 at June 30, 1999 and is presented in Advance from parent company.

(4) STOCKHOLDERS' DEFICIENCY The Company has authorized 50,000,000 shares of $0.001 par value common stock, and 10,000,000 shares of $0.001 par value preferred stock. The Company had 100,000 shares of common stock issued and outstanding at June 30, 1999. The Company had issued none of its shares of preferred stock at June 30, 1999. On December 9, 1998, the Company issued 100,000 shares of common stock to its President for $100 in cash. On June 30, 1999, these shares were exchanged for 1,000,000 shares of JS Business Works, Inc., its now parent company.

(5) INCOME TAXES Deferred income taxes (benefits) are provided for certain income and expenses which are recognized in different periods for tax and financial reporting purposes. The Company had net operating loss carry-forwards for income tax purposes of approximately $326,177 expiring at June 30, 2019. The amount recorded as deferred tax assets as of June 30, 1999 is $48,927, which represents the amount of tax benefit of the loss carry-forward. The Company has established a valuation allowance against this deferred tax asset, as the Company has no history of profitable operations. The use of the loss carryforwards may be limited due to the June 30, 1999 change of control of the Company.

                            COMPOSITE SOLUTIONS, INC.
                        (A Development Stage Enterprise)
                          NOTES TO FINANCIAL STATEMENTS

(6) RELATED PARTIES See Note (2) for disclosure of related party intangible assets.

         In June 1999, the Company advanced funds in the amount of $4,950 to an officer of the Company for certain moving expenses. This amount is expected to be repaid within the next twelve-month period and is presented in Advance - officer. At June 30, 1999, the Company owed certain of its officers a total of $4,397 for reimbursement of certain Company- related expenses. This amount is presented in Accounts payable
         - officers. As of January 1999, the Company shares office space and certain related expenses with TSC, a company under common control. The Company remits their portion of the lease payment directly to an independent lessor. Rent expense totaled $25,200 for the period ended June 30, 1999. Total payments to TSC for office expenses were $959 during the period ended June 30, 1999. At June 30, 1999, the Company owed TSC a total of $10,664 for software upgrades and utilities. This amount is presented in Accounts payable - related party.

(7) GOING CONCERN The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company's financial position and operating results raise substantial doubt about the Company's ability to continue as a going concern, as reflected by the net loss of $308,352, accumulated from December 8, 1998 (Inception) to June 30, 1999, the stockholders' deficiency of $326,377, and a working capital deficiency of $775,396 at June 30, 1999. The ability of the Company to continue as a going concern is dependent upon commencing operations, developing sales and obtaining additional capital and financing. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. The Company is currently seeking additional capital to allow it to begin its planned operations.

(8) SUBSEQUENT EVENTS In July 1999, the Company began efforts to raise $9,000,000 through a private placement limited offering of 10% five-year convertible debentures. The convertible debentures, which will be issued in minimum units of $50,000, will mature on September 8, 2004. The debentures bear interest at the simple, per annum rate of 10%, payable on the first day of March and September of each year, commencing in the year 2000. Both the principal and interest of the convertible debentures are convertible into shares of common stock of the Company. The holder of each convertible debenture is entitled, at its option, at any time after the issuance, to convert all or any lesser portion of the principal amount into shares of the Company's common stock at a conversion price for each share equal to the following amounts, within the respective dates provided as follows:

         Applicable Period                      Conversion Price Per Share
    ------------------------------------      ---------------------------------
    Closing date to August 31, 2001           Two dollars fifty cents ($2.50)
    September 1, 2001 to August 31, 2002      Three dollars ($3.00)
    September 1, 2002 to August 31, 2003      Three dollars fifty cents ($3.50)
    September 1, 2003 to Maturity             Four dollars ($4.00)

         The Company may at any time, and from time to time, after August 31, 2001, redeem all or any portion of all of the principal (not previously redeemed or converted) on any number of the convertible debenture notes. As of the date of this report, the Company had not raised any significant amounts under this offering.

         LICENSE AGREEMENT In August 1999, the Company entered into a second license agreement with the Regents of the University of California for an invention made in the course of research at the University. A license fee of $5,000 was paid upon execution of the agreement, with a milestone payment of $35,000 due upon issuance of any U.S. patent in connection with the invention. Under the terms of the agreement, the Company must pay the licensor a royalty of 1.5% on net sales of the licensed products. Also, the Company is obligated to pay certain fees and royalties for any sub-license arrangements.

         (b)      Pro Forma Financial Statements

                  Pursuant to the requirements of Regulation S-X 210.3-05(b), the following are pro forma consolidated financial statements of the registrant for the period from inception (December 8, 1998) through June 30, 1999 assuming the acquisition of Composite Solutions, Inc., a Nevada corporation, had occurred as of December 8, 1998.

                     INDEX TO PROFORMA FINANCIAL STATEMENTS



Proforma Consolidated Balance Sheet.........................................F-2

Proforma Consolidated Statements of Operations..............................F-3

Notes to Proforma Consolidated  Financial Statement.........................F-4

                            COMPOSITE SOLUTIONS, INC.
                          F/K/A JS BUSINESS WORKS, INC.
                        (A Development Stage Enterprise)
                       PROFORMA CONSOLIDATED BALANCE SHEET
                                   (Unaudited)
                                  June 30, 1999


                                                                                Composite
                                                                 JS Business   Solutions,        Proforma
                                                                 Works, Inc.      Inc.          Adjustments     Proforma
                                                                ------------- -------------   ---------------  -----------
                             ASSETS
CURRENT ASSETS
  Cash                                                          $         117 $     279,693                    $   279,810
  Advance - officers                                                        0         4,950                          4,950
  Prepaid expense                                                           0         6,761                          6,761
  Note receivable - shareholder                                        10,934             0                         10,934
                                                                ------------- -------------                    -----------

          Total current assets                                         11,051       291,404                        302,455
                                                                ------------- -------------                    -----------

PROPERTY AND EQUIPMENT
     Computer equipment                                                     0         9,096                          9,096
     Less: Accumulated depreciation                                         0          (530)                          (530)
                                                                ------------- -------------                    -----------

          Net property and equipment                                        0         8,566                          8,566
                                                                ------------- -------------                    -----------

INTANGIBLE ASSETS
     Loan receivable from subsidiary                                1,017,825             0  a)    (1,017,825)           0
     Investment in subsidiary                                         (12,046)            0  b)        12,046            0
     Technical licenses                                                     0        46,774                         46,774
     Fire test data - related party                                         0        13,979                         13,979
     Software - related party                                               0       380,000                        380,000
                                                                ------------- -------------                    -----------

          Total intangible assets                                   1,005,779       440,753                        440,753
                                                                ------------- -------------                    -----------

Total Assets                                                    $   1,016,830 $     740,723                    $   751,774
                                                                ------------- -------------                    -----------
                                                                ------------- -------------                    -----------

              LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Accrued expense                                              $         862 $           0                    $       862
   Advance from shareholder                                             4,000             0                          4,000
   Accounts payable
     Trade                                                                  0         8,086                          8,086
     Officers                                                               0         4,397                          4,397
     Related party                                                          0        10,664                         10,664
   Accrued payroll and related liabilities                                  0        25,828                         25,828
   Note payable assumed by parent                                           0     1,017,825  a)    (1,017,825)           0
                                                                ------------- -------------                    -----------

          Total current liabilities                                     4,862     1,066,800                         53,837
                                                                ------------- -------------                    -----------

STOCKHOLDERS' EQUITY
  Preferred stock, $0.001 par value, authorized 10,000,000
  shares, 0 issued and outstanding                                          0             0                              0
  Common stock, $0.0001 par value, authorized 50,000,000
       shares, 14,500,000 issued and outstanding                        1,450           100  b)          (100)       1,450
  Additional paid-in capital                                        1,022,664             0                      1,022,664
  Deficit accumulated during the development stage                    (12,146)     (326,177) b)        12,146     (326,177)
                                                                ------------- -------------                    -----------

          Total stockholders' equity                                1,011,968      (326,077)                       697,937
                                                                ------------- -------------                    -----------

Total Liabilities and  Stockholders' Equity                     $   1,016,830 $     740,723                    $   751,774
                                                                ------------- -------------                    -----------
                                                                ------------- -------------                    -----------


     The accompanying notes are an integral part of the financial statements

                            COMPOSITE SOLUTIONS, INC.
                          F/K/A JS BUSINESS WORKS, INC.
                        (A Development Stage Enterprise)
                  PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)



                                                               Composite
                                                JS Business    Solutions,      Proforma
                                                Works, Inc.       Inc.        Adjustments      Proforma
                                               ------------- --------------  -------------  --------------
Revenues                                       $           0 $            0                 $            0
                                               ------------- --------------                 --------------

Depreciation                                               0            530                            530
Consultant fees                                            0         41,000                         41,000
General and administrative expenses                      624         96,224          (624)          96,224
Salaries - officers                                        0        174,473                        174,473
                                               ------------- --------------                 --------------

   Total expenses                                        624        312,227                        312,227
                                               ------------- --------------                 --------------

Loss from operations                                    (624)      (312,227)                      (312,227)
                                               ------------- --------------                 --------------

Other income (expense)
     Interest income                                     671          3,875          (671)           3,875
     Interest expense                                      0        (17,825)                       (17,825)
                                               ------------- --------------                 --------------

     Total other income (expense)                        671        (13,950)                       (13,950)
                                               ------------- --------------                 --------------

Net loss                                       $          47 $     (326,177)          (47)  $     (312,227)
                                               ------------- --------------                 --------------
                                               ------------- --------------                 --------------

Basic net loss per weighted average share      $           0 $       (3.26)                 $        (0.02)
                                               ------------- --------------                 --------------
                                               ------------- --------------                 --------------

Weighted average number of shares                 14,500,000        100,000                     14,500,000
                                               ------------- --------------                 --------------
                                               ------------- --------------                 --------------


     The accompanying notes are an integral part of the financial statements

                            COMPOSITE SOLUTIONS, INC.
                          F/K/A JS BUSINESS WORKS, INC.
                        (A Development Stage Enterprise)
               NOTES TO PROFORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)


(1) PROFORMA CHANGES On June 17, 1999, the Company entered into a Share Exchange Agreement with Composite Solutions, Inc., a Florida corporation, formerly known as JS Business Works, Inc. The business combination was closed on June 30, 1999 and is accounted for as a reverse merger and a reorganization of the Company.

         On June 25, 1999, the Company completed a 9.229876 shares for 1 share forward split. On June 25, 1999, the Company received 7,896,410 shares contributed back to the Company. On June 30, 1999, the Company issued 1,000,000 shares to acquire 100% of the issued and outstanding common stock of Composite Solutions, Inc. (a Nevada corporation). On June 30, 1999, the Company issued 200,000 shares in settlement of a note payable of its subsidiary amounting to $1,000,000 in cash.

(2) PROFORMA ADJUSTMENTS

         a) Eliminate inter-company amount
         b) Eliminate investment in subsidiary and subsidiary equity

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                COMPOSITE SOLUTIONS, INC., a Florida corporation (Registrant)


                                By:  /s/ Thomas Burke
                                   -----------------------------
                                     Thomas Burke
                                     President and Director


                                 By:  /s/ Eileen Beattie
                                    -----------------------------
                                      Eileen Beattie
                                      Treasurer (chief accounting officer)